                                                                SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 13
                         TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 13 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective April 30, 2010, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Counselor Series Trust to AIM Counselor Series Trust (Invesco Counselor Series Trust); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                        NEW NAME
AIM Core Plus Bond Fund             Invesco Core Plus Bond Fund
AIM Floating Rate Fund              Invesco Floating Rate Fund
AIM Multi-Sector Fund               Invesco Multi-Sector Fund
AIM Select Real Estate Income Fund  Invesco Select Real Estate Income Fund
AIM Structured Core Fund            Invesco Structured Core Fund
AIM Structured Growth Fund          Invesco Structured Growth Fund
AIM Structured Value Fund           Invesco Structured Value Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Counselor Series Trust are hereby changed to AIM Counselor Series Trust (Invesco Counselor Series Trust).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

                                      By: /s/ John M. Zerr
                                          ----------------------------------
                                      Name:  John M. Zerr
                                      Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                         PORTFOLIOS AND CLASSES THEREOF

               PORTFOLIO                 CLASSES OF EACH PORTFOLIO
---------------------------------------  --------------------------
Invesco Balanced Fund                    Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco California Tax-Free Income Fund  Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Core Plus Bond Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco Dividend Growth Securities Fund  Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Equally-Weighted S&P 500 Fund    Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares

Invesco Floating Rate Fund               Class A Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco Fundamental Value Fund           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Large Cap Relative Value Fund    Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Multi-Sector Fund                   Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class Y Shares
                                            Institutional Class Shares

Invesco New York Tax-Free Income Fund       Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class Y Shares

Invesco S&P 500 Index Fund                  Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class Y Shares

Invesco Select Real Estate Income Fund      Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class Y Shares
                                            Institutional Class Shares

Invesco Structured Core Fund                Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class R Shares
                                            Class Y Shares
                                            Institutional Class Shares
                                            Investor Class Shares

Invesco Structured Growth Fund              Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class R Shares
                                            Class Y Shares
                                            Institutional Class Shares

Invesco Structured Value Fund               Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class R Shares
                                            Class Y Shares
                                            Institutional Class Shares

Invesco Van Kampen American Franchise Fund  Class A Shares
                                            Class B Shares
                                            Class C Shares
                                            Class Y Shares

Invesco Van Kampen Core Equity Fund                   Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares

Invesco Van Kampen Equity and Income Fund             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Growth and Income Fund             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Van Kampen Money Market Fund                  Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund  Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Small Cap Growth Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Tax Free Money Fund                Class A Shares"